UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 26, 2024

NICHOLAS FINANCIAL, INC.

(Exact name of registrant as specified in its Charter)

Delaware	0-26680	59-2506879
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26133 US Highway 19 North, Suite 300 Clearwater, Florida	33763-2017
(Address of Principal Executive Offices)	(Zip Code)

(727) 726-0763

(Registrant’s telephone number, Including area code)

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NICK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously disclosed by Nicholas Financial, Inc. (the “Company”) in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 17, 2023 (the “November 8-K”), on November 13, 2023, the Company and Nicholas Financial, Inc., a Florida corporation (“Nicholas”) and an indirect wholly-owned subsidiary of the Company, entered into a Master Asset Purchase Agreement (the “Purchase Agreement”) with Westlake Services, LLC dba Westlake Financial, a California limited liability company (“Westlake”), pursuant to which the Company and Nicholas agreed to sell, and Westlake agreed to purchase substantially all of the Company’s and Nicholas’ assets, consisting of Nicholas’ motor vehicle retail installment sale contracts and unsecured consumer loan contracts (collectively, the “Contracts”) and the accounts receivable related to such Contracts (collectively, the “Receivables”). A copy of the Purchase Agreement is included as Exhibit 2.1 to this Form 8-K by incorporation by reference.

As also previously disclosed by the Company in the November 8-K, Westlake is an affiliate of Westlake Portfolio Management, LLC, a California limited liability company (“WPM”), and Nicholas entered into a Loan Servicing Agreement (the “Servicing Agreement”) with WPM on November 3, 2022, pursuant to which WPM commenced servicing of the Receivables under the Contracts in December 2022. In connection with entering into the Purchase Agreement, the Company ceased new originations, and WPM continued to service the Receivables for Nicholas until the closing of the transactions contemplated by the Purchase Agreement.

On April 26, 2024 the transactions contemplated by the Purchase Agreement closed with an aggregate purchase price of $65,617,598, pursuant to the terms of the Purchase Agreement. After adjustments to the gross aggregate purchase price, the Company received net cash proceeds of $40,633,835 and, pursuant to the Purchase Agreement, retained $25,894,206 in principal and interest cash payments collected by the Company prior to the closing that otherwise would have been paid to Westlake.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:
Exhibit #	Description
2.1	Master Asset Purchase Agreement dated as of November 13, 2023 between Westlake Services, LLC dba Westlake Financial and Nicholas Financial, Inc.*

* Incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K as filed with the SEC on November 17, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

NICHOLAS FINANCIAL, INC.
(Registrant)

Date: May 1, 2024	/s/ Irina Nashtatik
Irina Nashtatik
Chief Financial Officer (Principal Financial Officer)